                                               As filed pursuant to Rule 497
                                               Under the Securities Act of 1933
                                               Registration No. 333-103098


            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

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                               VARIABLE ACCOUNT A

                         SUPPLEMENT TO THE PROSPECTUSES

        ALLIANCEBERNSTEIN OVATION VARIABLE ANNUITY DATED OCTOBER 21, 2005 ALLIANCEBERNSTEIN OVATION PLUS VARIABLE ANNUITY DATED OCTOBER 24, 2005
    ALLIANCEBERNSTEIN OVATION ADVISOR VARIABLE ANNUITY DATED OCTOBER 24, 2005
                   GALLERY VARIABLE ANNUITY DATED MAY 1, 2002
                   PARADIGM VARIABLE ANNUITY DATED MAY 1, 2002
                   TRILOGY VARIABLE ANNUITY DATED MAY 1, 2002
                   PROFILE VARIABLE ANNUITY DATED MAY 1, 2002
                     THE VARIABLE ANNUITY DATED MAY 1, 1995

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On July 26, 2007, the Department of the Treasury published final 403(b)
regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that do not comply with these new rules can become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax advisor.


Dated:  December 28, 2007


                Please keep this Supplement with your Prospectus


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